UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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☐ Definitive Proxy Statement
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SUPERVALU INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on July 16, 2014. Meeting Information SUPERVALU INC. Meeting Type: Annual Meeting For holders as of: May 22, 2014 Date: July 16, 2014 Time: 9:30 a.m. Central Time Location: Hilton Hotel 3900 American Boulevard West Bloomington, Minnesota 55437 Meeting live via the Internet-please visit www.virtualshareholdermeeting.com/svu14. SUPERVALU INC. 7075 FLYING CLOUD DRIVE EDEN PRAIRIE, MN 55344 You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. M75942-P53792-Z63291 See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT AND ANNUAL REPORT ON FORM 10-K How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. . XXXX XXXX XXXX . XXXX XXXX XXXX Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before July 2, 2014 to facilitate timely delivery. How To Vote M75943-P53792-Z63291 Please Choose One of the Following Voting Methods Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. If you need directions to attend the meeting and vote in person, please contact the Corporate Secretary’s office, by mail at P.O. Box 990, Minneapolis, Minnesota 55440, or by telephone at (952) 828-4000. Vote By Internet: Before The Meeting: Go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions. During The Meeting: Go to www.virtualshareholdermeeting.com/svu14. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. . XXXX XXXX XXXX . XXXX XXXX XXXX

Voting Items The Board of Directors recommends you vote FOR the following proposals: 1. Election of Directors Nominees: 1a. Donald R. Chappel 1b. Irwin S. Cohen 1c. Sam Duncan 1d. Philip L. Francis 1e. Eric G. Johnson 2. Ratification of appointment of KPMG LLP as independent registered public accountants 3. To approve, by non-binding vote, the executive compensation as disclosed in the proxy statement 4. To approve an amended and restated SUPERVALU INC. 2012 Stock Plan 5. To transact such other business as may properly come before the meeting or any adjournment thereof  1f. Mathew M. Pendo 1g. Matthew E. Rubel 1h. Wayne C. Sales 1i. Frank A. Savage 1j. John T. Standley 1k. Gerald L. Storch M75944-P53792-Z63291

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